Exhibit (c)(5)

Exhibit 3

CONFIDENTIAL & PRELIMINARY

Project Space

Discussion Materials

26 May 2011

Project Space

CONFIDENTIAL & PRELIMINARY

Disclaimer

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Project Space

CONFIDENTIAL & PRELIMINARY

Table of Contents

Section 1 Earth Trading Performance

Section 2 Preliminary Valuation Analysis

Section 3 Potential Partners

Appendix A Supplemental Materials

Project Space

CONFIDENTIAL & PRELIMINARY

Section 1

Earth Trading Performance

Project Space

I/B/E/S Consensus NTM EBITDA

LTM; 30-Day Rolling Average

Earth Average Share Price

Prem / (Disc)

Period Avg. Price to Current

3	months $15.60 4.9%
6	months $14.83 (0.3%)

9 months $13.93 (6.4%)

12 months $13.57 (8.8%)

52-Week Low $9.95 (33.1%)

52-Week High $16.83 13.1%

CONFIDENTIAL & PRELIMINARY

EARTH TRADING PERFORMANCE

Earth Share Price Performance

Since August 2009 IPO

Share Price Performance $ / share

Note

1. As of May 23, 2011

CONFIDENTIAL & PRELIMINARY

Project Space

EARTH TRADING PERFORMANCE

Historical Share Price Performance

Since IPO

Price Performance[1]

	Since IPO	12-Month	6-Month	1-Month
Earth	(4.0%)	6.7%	18.6%	(5.9%)
HCIT[2]	36.6%	15.3%	19.6%	(0.3%)
PBM[3]	47.0%	16.6%	9.2%	7.8%
Payment Processors[4]	51.1%	31.4%	14.6%	2.8%
S&P 500	32.5%	21.1%	11.6%	(1.5%)

Indexed Share Price Performance [1]

Since IPO


(%)
160
140
120
100
80
60
8/11/09
9/29/09
11/17/09
1/5/10
2/23/10
4/13/10
6/1/10
7/20/10
9/7/10
10/26/10
12/14/10
2/1/11
3/22/11
5/23/11
+51.1%
+47.0%
+36.6%
+32.5%
(4.0%)
Earth
HCIT(2)
PBM(3)
Payment Processors(4)
S&P500

Notes

1. Market data as of May 23, 2011
2. HCIT index includes Cerner, Allscripts, Quality Systems and MedAssets
3. PBM index includes Express Scripts and Medco
4. Payment processors index includes Visa, Mastercard, ADP and Solera Holdings

Morgan Stanley

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CONFIDENTIAL & PRELIMINARY

Project Space

EARTH TRADING PERFORMANCE

Historical Trading Multiples

NTM AV/EBITDA [1] 30-Day Rolling Average: Last Five Years [2]

HCIT Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	9.2x	8.5x	9.1x	NA
CERN	13.2x	10.7x	10.4x	9.4x
MDRX	10.9x	12.7x	14.4x	15.3x
QSII	16.2x	14.1x	14.2x	13.2x
MDAS	9.2x	9.8x	10.8x	11.1x

Earth Hist. Multiple Distribution


(%)
50
30
10
23.3
15.8
45.7
15.3
7.0x -8.0x
8.0x -9.0x
9.0x -10.0x
>10.0x

HCIT Peers


(x)
35
30
25
20
15
10
5
0
5/23/06
11/17/06
5/16/07
11/12/07
5/8/08
11/4/08
5/1/09
10/28/09
4/26/10
10/21/10
5/23/11
16.2x
13.2x
10.9x
9.2x
9.2x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

PBM Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	9.2x	8.5x	9.1x	NA
ESRX	10.5x	10.3x	10.3x	11.2x
MHS	8.9x	8.6x	9.1x	9.9x

PBM Peers


(x)
18
16
14
12
10
8
6
5/23/06
11/17/06
5/16/07
11/12/07
5/8/08
11/4/08
5/1/09
10/28/09
4/26/10
10/21/10
5/23/11
10.5x
9.2x
8.9x
Earth
Express Scripts
Medco

Payment Processors Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	9.2x	8.5x	9.1x	NA
V	7.7x	8.2x	9.7x	10.7x
MA	8.2x	7.2x	7.4x	10.2x
ADP	11.2x	9.6x	9.3x	9.7x
SLH	13.2x	12.2x	11.3x	11.2x

Payment Processors Peers


(x)
22
19
16
13
10
7
4
5/23/06
11/17/06
5/16/07
11/12/07
5/8/08
11/4/08
5/1/09
10/28/09
4/26/10
10/21/10
5/23/11
13.2x
11.2x
9.2x
8.2x
7.7x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes
1. Per FactSet and I/B/E/S Consensus
2. Market data as of May 23, 2011

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CONFIDENTIAL & PRELIMINARY

Project Space

EARTH TRADING PERFORMANCE

Valuation Correlation to Growth

Earth vs. Comparables Universe

Aggregate Value / EBITDA's Correlation with Revenue Growth (1)


AV / 2011E EBITDA
x
40
30
20
10
0
R^2 = 0.84
Earth
CPSI
MDRX
MDAS
CERN
QSII
HMSY
ATHN
AH
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2011E – 2013E Revenue Growth

Aggregate Value / EBITDA's Correlation with EBITDA Growth (1)


AV / 2011E EBITDA
x
40
30
20
10
0
R^2 = 0.72
Earth
CPSI
CERN
MDAS
MDRX
HMSY
QSII
ATHN
AH
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
2011E – 2013E EBITDA Growth

Price / Earnings' Correlation with EPS Growth (1)


P / 2011E EPS
x
70
60
50
40
30
20
10
R^2 = 0.71
Earth
QSII
MDRX
CERN
MDAS
HMSY
AH
ATHN
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
Long Term EPS Growth
Earth
Earth Fit To Regression
HCIT Peers

Key

Ticker	Company Name
AH	Accretive Health
ATHN	AthenaHealth
CERN	Cerner
CPSI	Computer Programs and Systems
HMSY	HMS Holdings
MDAS	MedAssets
MDRX	Allscripts
QSII	Quality Systems

Note
1. Current market data as of May 23, 2011; Regression lines exclude Earth

Morgan Stanley

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CONFIDENTIAL & PRELIMINARY

Project Space

Section 2

Preliminary Valuation Analysis

Project Space

2011 Management Public

Guidance

• Revenue

– $1.105—$1.135 Bn

• Adjusted EBITDA – $300—$310MM

• Adjusted EPS

– $1.00—$1.06 per share

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

Summary of Earth Financial Projections

Based on Wall Street Research and Revised Management Case (1)

Revenue (2)

Adjusted EBITDA (2,3)

Adjusted Earnings Per Share (2,4)

Levered Free Cash Flow (2,5)

Street 2010

Notes

1. Street Case based on I/B/E/S consensus and Wall Street Research as of May 23, 2011; Revised Management Case based on Earth management guidance

2. 2009A and 2010A are as reported

3. Adjusted for stock based compensation

4. Adjustments include: non-cash interest expense, transaction related amortization and stock based compensation

5. 2011 FCF excludes cash outflow related to $41MM cash acquisition of EquiClaim

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

Review of Mars Proposals

$MM, except per share amounts

Offer Date

Metric 3/22/2011 4/1/2011 5/17/2011

Offer Price $18.50 $19.25 $19.50 $20.00 $22.00 $24.00

% increase from 3/22/2011 4% 5% 8% 19% 30%

Equity Value 2,164 2,256 2,287 2,349 2,594 2,840

Aggregate Value $3,057 $3,149 $3,180 $3,241 $3,487 $3,733

1-Day Premium 19% 19% 31% 34% 48% 61%

30-Day Premium 19% 23% 25% 29% 42% 55%

$ Value Premium $353 $325 $568 $601 $840 $1,079

(1)	61% 56% 98% 104% 145% 187%

% of PV of Synergies

(2)	50% 46% 81% 86% 120% 154%

% of Capitalized Synergies

2010A EBITDA Multiple $268 11.4x 11.7x 11.9x 12.1x 13.0x 13.9x

2011E EBITDA Multiple (Street) $303 10.1x 10.4x 10.5x 10.7x 11.5x 12.3x

(3)	$403 7.8x 8.1x 8.1x 8.3x 8.9x 9.5x

2011E Post-Synergy EBITDA Multiple (Street)

2011E P/E Multiple (Street) $1.03 18.0x 18.7x 19.0x 19.5x 21.4x 23.4x

(4)

Mars Cash Accretion / Dilution with $100MM Run Rate Synergies

Street Case 2011 7.4% 7.2% 7.1% 7.0% 6.5% 6.0%

Street Case 2012 9.4% 9.3% 9.2% 9.1% 8.7% 8.3%

Revised Management Case 2011 7.5% 7.3% 7.2% 7.1% 6.6% 6.1%

Revised Management Case 2012 9.5% 9.4% 9.3% 9.2% 8.8% 8.4%

(5)

Mars ROIC with $100MM Run Rate Synergies

Street Case 2011 5.3% 5.2% 5.1% 5.0% 4.7% 4.4%

Street Case 2012 6.7% 6.5% 6.4% 6.3% 5.9% 5.5%

Revised Management Case 2011 5.4% 5.2% 5.2% 5.1% 4.7% 4.4%

Revised Management Case 2012 6.7% 6.5% 6.5% 6.4% 5.9% 5.5%

Notes

1. Run rate synergies per management guidance. Synergies discounted at 9% WACC and assumes 50% of run rate synergies in Year 1, 100% of run rate synergies in Year 2 and 0% PGR, and cost to achieve synergies equal to 100% of run rate synergies. Assumes $100MM of run rate synergies (PV of $577MM)

2. Synergies capitalized at 8.0x run rate of $100MM; assumes $100MM cost to achieve

3. Assumes $100MM run-rate synergies in 2011 included in EBITDA and $100MM cost to achieve included in AV

4. Excludes the impact of transaction amortization, stock-based compensation and non-cash interest expense 11

5. ROIC = [(EBITA + Phased in Synergies)*(1 -Tax Rate)] / (Transaction Aggregate Value + Cost to Achieve Synergies)

Project Space

PV of Synergies (10)

$MM, except per share amounts

Total Per Share

$75MM Run Rate $433 $3.74

$100MM Run Rate $577 $4.98

$125MM Run Rate $721 $6.23

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

Preliminary Valuation Summary

As of May 23, 2011

Preliminary Valuation Summary (1,2,3)

Current Stock Price Proposed Offer Price

$ per share $14.88 [$20.00]

Methodology Metric

LTM Trading Range:

10 17

- (High on 04/06/11; Low on 09/09/10)

(4)
1	Analyst Price Targets : FV Median: $16

Future Value $11—$21 11 21

Present Value $10—$19 10 19

PV Median: $15

(5,6)

2	Public Market Trading Multiples :

2011 AV / EBITDA Trading Multiple (8.5x—11.0x) $303MM 15 21

12 15

2011 Growth Adj. EBITDA Trading Multiple (0.85x—1.00x) $303MM / 8.8%

15 21

2011 P / E Trading Multiple (15.0x—20.0x) $1.03

(7)
3	Precedent Transactions : 19 26

HCIT $1Bn+ Deals: 10.0x—12.5x NTM EBITDA $316MM

14 24

Processing $1Bn+ Deals: 8.0x—12.0x NTM EBITDA $316MM

19 22

30%—50% Premium to Current Stock Price $14.88

(8)
4	Illustrative LBO Analysis : 13 17

- 17.5%—25.0% IRR 15 21

- 6.5x LTM Leverage and Exit at Entry Multiple

(8)	16 22
5	Discounted Cash Flow Analysis :

- 8.0x—10.0x Terminal EBITDA; 8.5%—9.5% WACC 18 24

(9)	17 23
6	Discounted Equity Value Analysis :

18 24

Base Case (15.0x—20.0x NTM Net Income) 18 24

Dividend Recap Case (15.0x—20.0x NTM Net Income) 19 24

0 10 20 30 40

Notes

1. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares

2. Assumes minority interest accounted for by including Class B shares in basic shares calculation

3. EBITDA = “Adjusted EBITDA” which excludes stock-based compensation; EPS = “Adjusted EPS” which excludes non-cash interest expense, deal related amortization and stock- based compensation

4. Per Factset Analyst Price Targets, Present Value discounted back for an illustrative 12 months assuming 10.1% cost of equity

5. Street case based on median I/B/E/S consensus and Wall Street Research; based on a net debt at 3/31/2011 of $893MM (adjusted for EquiClaim acquisition)

6. Growth Adjusted EBITDA = 2011 EBITDA ($303MM) * 2011-2013 EBITDA CAGR * 100 (8.8x)

7. 3/31/2011 NTM EBITDA calculated as 75% of 2011 and 25% of 2012 EBITDA; estimated net debt as of 3/31/2011 of $893MM (adjusted for EquiClaim acquisition)

8. Valuation as of 6/30/2011; estimated net debt as of 6/30/2011 of $865MM for the Street Case and $863MM for the Revised Management Case

9. Discounted to 6/30/11 assuming a 10.1% cost of equity. Recap case assumes incremental debt to reach 4.5x leverage as of 6/30/2011 ($325MM based on LTM EBITDA of $285MM for the Street Case and $332MM based on LTM EBITDA of $286MM for the Revised Management Case) 12

10.Run rate synergies per management guidance. Synergies discounted at 9% WACC and assumes 50% of run rate synergies in Year 1, 100% of run rate synergies in Year 2 and 0% PGR,

and cost to achieve synergies equal to 100% of run rate synergies. Per share synergies based on current FDSO

Project Space

“Adjusted EBITDA” Estimates $MM

“Adjusted EPS” Estimates $ / share

Maximum Estimate Median Estimate Minimum Estimate

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

1	Equity Research is Neutral to Positive on Earth

Summary Analyst Ratings Summary Analyst Price Targets

14 Analysts 9 Analysts (Median of $16.00)

Source Factset Source Factset

Summary of Investment Considerations

Positives Concerns

•Competitive advantage from unique •Organic growth remains challenging breadth and depth of network

•Continued low levels of healthcare utilization •Long-standing customer relationships

•Increased competition for potential assets may •Strong free cash flow limit growth opportunities

•Acquisitions represent potential upside •Acquisition integration

Note

1. As of May 23, 2011

CONFIDENTIAL & PRELIMINARY

Project Space

PRELIMINARY VALUATION ANALYSIS

(2) Comparable Company Analysis

Comparable Company Trading Analysis[1]

$ MM, except per share figures

Company	Share Price as of 5/23/11	Equity Value (Lcl MM)	Aggregate Value (Lcl MM)	AV/Revenue CY2011E (x)	AV/Revenue CY2012E (x)	Rev. Growth '11-'13 (%)	AV/EBITDA CY2011E (x)	AV/EBITDA CY2012E (x)	EBITDA Growth '11-'13 (%)	AV / Growth-Adj. EBITDA CY2011E (x)	Price/EPS CY2011E (x)	Price/EPS CY2012E (x)	EPS LTG (%)	P/E/G '11 (%)
Earth[2]	14.88	1,723	2,616	2.3x	2.2x	6.0%	8.6x	7.9x	8.8%	0.99x	14.5x	12.9x	15.5%	0.93x
Revenue Cycle														
Accretive Health Inc.	23.30	2,442	2,323	2.8x	2.1x	29.3%	27.8x	17.8x	48.5%	0.57x	52.6x	33.3x	30.0%	1.75x
HMS Holdings Corp.	77.47	2,285	2,169	5.8x	4.8x	20.5%	19.9x	16.4x	20.4%	0.97x	44.0x	34.9x	22.7%	1.94x
MedAssets Inc.	14.86	903	1,813	3.1x	2.8x	11.7%	9.4x	8.4x	14.9%	0.63x	15.2x	12.7x	20.0%	0.76x
athenahealth Inc.	45.31	1,644	1,550	5.0x	3.9x	26.7%	25.2x	19.1x	29.9%	0.84x	56.1x	41.4x	34.0%	1.65x
Mean				4.2x	3.4x	22.1%	20.6x	15.4x	28.4%	0.75x	42.0x	30.6x	26.7%	1.53x
Median				4.0x	3.4x	23.6%	22.5x	17.1x	25.2%	0.74x	48.3x	34.1x	26.4%	1.70x
Clincial														
Cerner Corp.	121.08	10,927	10,418	5.0x	4.4x	12.9%	15.4x	13.2x	15.4%	1.00x	33.4x	27.9x	20.0%	1.67x
Allscripts Healthcare Solutions Inc.	19.92	3,789	4,092	2.8x	2.6x	10.7%	10.1x	9.4x	16.3%	0.62x	22.1x	18.7x	18.5%	1.20x
Quality Systems Inc.	88.07	2,585	2,467	6.1x	5.1x	15.2%	18.4x	14.6x	22.0%	0.84x	34.0x	27.0x	18.0%	1.89x
Computer Programs & Systems Inc.	61.03	675	649	3.7x	3.3x	9.7%	16.1x	13.8x	14.3%	1.13x	27.6x	23.6x	17.0%	1.62x
Mean				4.4x	3.9x	12.1%	15.0x	12.7x	17.0%	0.90x	29.3x	24.3x	18.4%	1.59x
Median				4.3x	3.9x	11.8%	15.8x	13.5x	15.8%	0.92x	30.5x	25.3x	18.3%	1.65x
PBM														
Express Scripts Inc.	59.53	31,850	33,578	0.7x	0.7x	2.9%	11.6x	10.1x	13.2%	0.88x	18.6x	15.1x	18.1%	1.03x
Medco Health Solutions Inc.	63.66	26,080	30,937	0.4x	0.4x	0.6%	9.8x	8.7x	9.2%	1.06x	15.6x	12.8x	17.1%	0.91x
Mean				0.6x	0.6x	1.7%	10.7x	9.4x	11.2%	0.97x	17.1x	14.0x	17.6%	0.97x
Median				0.6x	0.6x	1.7%	10.7x	9.4x	11.2%	0.97x	17.1x	14.0x	17.6%	0.97x
Payment Processors														
Visa Inc.	76.92	64,137	60,461	6.4x	5.8x	8.9%	10.1x	9.0x	11.3%	0.90x	15.1x	13.1x	20.0%	0.76x
MasterCard Inc. (Cl A)	271.96	34,767	30,746	4.9x	4.4x	10.7%	8.9x	7.8x	13.5%	0.66x	16.0x	13.6x	20.0%	0.80x
Automatic Data Processing Inc.	53.42	27,102	25,383	2.5x	2.3x	5.9%	11.4x	10.6x	6.8%	1.67x	20.3x	18.6x	11.5%	1.77x
Solera Holdings Inc.	57.50	4,104	4,833	6.8x	6.3x	NA	15.6x	14.0x	NA	NA	22.4x	20.1x	15.0%	1.49x
Mean				5.2x	4.7x	8.5%	11.5x	10.3x	10.5%	1.08x	18.4x	16.4x	16.6%	1.20x
Median				5.6x	5.1x	8.9%	10.8x	9.8x	11.3%	0.90x	18.2x	16.1x	17.5%	1.14x
Mean				**4.0x**	**3.5x**	**12.7%**	**15.0x**	**12.3x**	**18.1%**	**0.91x**	**28.1x**	**22.3x**	**20.1%**	**1.37x**
Median				**4.3x**	**3.6x**	**10.7%**	**13.5x**	**11.9x**	**14.9%**	**0.88x**	**22.2x**	**19.4x**	**19.3%**	**1.56x**

Notes

1. Market Data as of May 23, 2011
2. Earth financials per street case

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CONFIDENTIAL & PRELIMINARY

Project Space

PRELIMINARY VALUATION ANALYSIS

3 Select Precedent Strategic Transactions

Transaction Value > $1.0Bn

Comparable Transactions in Healthcare IT

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA	Transaction Value / NTM EBITDA
4-Aug-10	Executive Health Resources / Ingenix (UNH)	1,850	NA	NA	NA
9-Jun-10	Eclipsys / Allscripts	1,177	2.3x	14.0x	12.1x
21-Sep-09	Perot / Dell	3,703	1.4x	13.6x	12.0x
18-Jun-09	HLTH Corp / WebMD Health Corp	1,334	3.5x	36.8x	12.7x
18-Mar-08	Allscripts / Misys	1,169	2.2x	21.9x	14.1x
5-Nov-06	Per-Se / McKesson	1,649	3.0x	15.5x	10.5x
29-Sep-05	IDX / General Electric	1,269	2.2x	17.4x	NA
Average			**2.4x**	**19.9x**	**12.3x**
Median			**2.2x**	**16.4x**	**12.1x**

Comparable Transactions in Processing / Information Services

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA	Transaction Value / NTM EBITDA
7-Jun-10	Altegrity / Kroll	1,130	1.7x	8.2x	7.8x
1-Mar-10	Riskmetrics / MSCI	1,659	5.4x	16.8x	13.9x
26-Jun-09	First Advantage / First American	1,132	1.7x	10.0x	6.8x
1-Apr-09	Metavante Technologies / Fidelity National Information Services	4,467	2.6x	9.3x	8.7x
20-Feb-08	ChoicePoint, Inc. / Reed Elsevier Group plc	4,147	4.2x	14.4x	12.8x
2-Aug-07	CheckFree Corporation / Fiserv, Inc.	4,395	4.6x	14.9x	12.4x
26-Jun-07	eFunds Corporation / Fidelity National Information Services, Inc.	1,777	3.2x	13.3x	11.8x
15-May-07	Reuters Group plc / The Thomson Corporation	19,017	4.0x	22.0x	18.7x
14-Feb-07	TALX Corporation / Equifax Inc.	1,400	5.5x	16.1x	12.9x
20-Dec-06	John H. Harland Company / M&F Worldwide Corp.	1,687	1.6x	7.5x	7.5x
15-Sep-05	Certegy / Fidelity National Information Services	2,464	2.3x	10.0x	NA
13-Jul-04	National Processing / Bank of America	1,137	2.2x	9.9x	NA
18-May-04	Kroll, Inc. / Marsh & McLennan Companies, Inc.	1,715	3.1x	14.7x	11.4x
Average			**3.2x**	**12.9x**	**11.3x**
Median			**3.1x**	**13.3x**	**11.8x**

Morgan Stanley

15

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

(1)(2)

3	Premiums Paid for U.S. Public Targets

Deals of $1Bn or More

All Cash Consideration All Stock Consideration All Deals (3)

21-Year Avg: 38.3% S&P 500 (4) 21-Year Avg: 31.6% S&P 500 (4) 21-Year Avg: 36.1% S&P 500 (4) 21-Year Avg for Strategics Only: 40.4%

Source Thomson Reuters as of 5 April 2011

Notes

1. Includes announced bids for control of U.S. public targets with an aggregate value of $1Bn or more. Excludes terminated transactions, ESOPs, self-tenders, spin-offs, share repurchases, minority interest transactions, exchange offers, recapitalizations and restructurings. Includes transactions announced on or before 31 March 2011

2. Annual amounts based on mean of percentage premiums paid over unaffected stock price which is defined as stock price four weeks prior to the earliest of the deal announcement; announcement of a competing bid; and market rumors

3. Includes all announced bids irrespective of consideration offered (i.e., includes all cash, all stock and hybrid bids). Excludes outliers

4. S&P 500 indexed to closing price on the last trading day of 1990

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

4	Illustrative Financial Sponsor LBO Analysis

Based on Street Case

Earth Financials (1)

$MM

2011 2H 2012E 2013E 2014E 2015E

Revenue $564 $1,202 $1,267 $1,335 $1,397

EBITDA 151 329 358 380 398

Net Income $39 $95 $112 $122 $133

D&A ex. Acquisition Amortization 26 55 59 64 67

CapEx (27) (50) (53) (56) (58)

Change in Working Capital (3) (7) (6) (6) (6)

Financing Fee Amortization 4 8 8 8 8

LFCF $39 $102 $121 $133 $145

Cumulative LFCF $39 $141 $262 $395 $539

IRR Sensitivity (2,3,4,5,6)

%

Purchase Price Premium to Current Implied ‘11E PF Leverage

(7)

($ per share) ($14.88 as of 05/23/11) AV/ EBITDA 6.00x 6.25x 6.50x 6.75x 7.00x

$17.00 14% 9.5x 16.7% 17.3% 18.0% 18.8% 19.6%

$19.00 28% 10.3x 14.9% 15.4% 15.9% 16.4% 17.0%

$19.50 31% 10.5x 14.6% 15.0% 15.5% 16.0% 16.5%

$21.00 41% 11.1x 13.6% 14.0% 14.4% 14.8% 15.2%

$23.00 55% 11.9x 12.6% 12.9% 13.2% 13.5% 13.8%

$25.00 68% 12.7x 11.8% 12.0% 12.3% 12.5% 12.8%

Notes

1. Assumes 6.5x leverage and elimination of stock-based compensation

2. Estimated net debt of $865MM as of 6/30/2011

3. After equity provision for 7.5% management promote

4. Assumes 4.0x LTM bank debt (L+350 bps with 1.5% LIBOR floor and 99.5% OID) and 2.0 -3.0x LTM bond debt (8.00%); based on 6/30/2011 LTM EBITDA of $284MM

5. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares

6. Assumes exit multiple is equal to the entry multiple

7. Assumes net debt of $893MM as of 3/31/11 (adjusted for EquiClaim acquisition)

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

4	Illustrative Financial Sponsor LBO Analysis

Based on Revised Management Case

Earth Financials (1)

$MM

2011 2H 2012E 2013E 2014E 2015E

Revenue $570 $1,206 $1,281 $1,364 $1,456

EBITDA 153 332 359 389 419

Net Income $40 $96 $112 $126 $145

D&A ex. Acquisition Amortization 26 55 59 64 67

CapEx (25) (55) (55) (55) (58)

Change in Working Capital (2) (7) (8) (9) (10)

Financing Fee Amortization 4 8 8 8 8

LFCF $43 $97 $116 $135 $153

Cumulative LFCF $43 $141 $257 $392 $545

IRR Sensitivity (2,3,4,5,6)

%

Purchase Price Premium to Current Implied ‘11E PF Leverage

(7)

($ per share) ($14.88 as of 05/23/11) AV/ EBITDA 6.00x 6.25x 6.50x 6.75x 7.00x

$17.00 14% 9.4x 19.7% 20.4% 21.3% 22.2% 23.2%

$19.00 28% 10.2x 17.8% 18.3% 18.9% 19.6% 20.3%

$19.50 31% 10.4x 17.4% 17.9% 18.5% 19.1% 19.7%

$21.00 41% 11.0x 16.3% 16.8% 17.2% 17.7% 18.3%

$23.00 55% 11.8x 15.2% 15.6% 15.9% 16.3% 16.8%

$25.00 68% 12.6x 14.3% 14.6% 14.9% 15.2% 15.6%

Notes

1. Assumes 6.5x leverage and elimination of stock-based compensation

2. Estimated net debt of $863MM as of 6/30/2011

3. After equity provision for 7.5% management promote

4. Assumes 4.0x LTM bank debt (L+350 bps with 1.5% LIBOR floor and 99.5% OID) and 2.0 -3.0x LTM bond debt (8.00%); based on 6/30/2011 LTM EBITDA of $286MM

5. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares

6. Assumes exit multiple is equal to the entry multiple

7. Assumes net debt of $893MM as of 3/31/11 (adjusted for EquiClaim acquisition)

Project Space

• Earth share price is $14.88 as of May 23, 2011

• Includes stock based compensation as a cash expense

Discount Rate Sensitivity Analysis

$ per share

Exit Multiple

WACC 8.0x 9.0x 10.0x

8% $17.81 $20.21 $22.60

9% $16.93 $19.23 $21.53

10% $16.08 $18.29 $20.50

11% $15.28 $17.40 $19.52

12% $14.47 $16.56 $18.59

13% $13.69 $15.75 $17.70

14% $12.96 $14.95 $16.86

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

5	Earth Discounted Cash Flow Analysis

Street Case (1), 5-Year DCF, Exit Multiple

Discounted Cash Flow Analysis (2)

$MM, unless otherwise noted

Exit Multiple 8.0x 9.0x 10.0x

Discount Rate

8.5% 9.0% 9.5% 8.5% 9.0% 9.5% 8.5% 9.0% 9.5%

Present Value of:

Cash Flows $582 $576 $569 $582 $576 $569 $582 $576 $569

Terminal Value (3) 2,307 2,260 2,214 2,596 2,543 2,491 2,884 2,825 2,768

Aggregate Value 2,889 2,836 2,783 3,178 3,118 3,060 3,466 3,401 3,337

Less: Net Debt (4) 865 865 865 865 865 865 865 865 865

Equity Value 2,024 1,971 1,919 2,313 2,253 2,195 2,601 2,536 2,472

Equity Value / Share (5) $17.36 $16.93 $16.50 $19.71 $19.23 $18.75 $22.06 $21.53 $21.01

Terminal Value Analysis

% Value in Cash Flows 20% 20% 20% 18% 18% 19% 17% 17% 17%

% Value in Terminal Value 80% 80% 80% 82% 82% 81% 83% 83% 83%

Implied Valuation Multiples

AV / 2011E EBITDA 9.5x 9.4x 9.2x 10.5x 10.3x 10.1x 11.5x 11.2x 11.0x

AV / 2012E EBITDA 8.8x 8.6x 8.5x 9.7x 9.5x 9.3x 10.5x 10.3x 10.1x

Implied PGR 2.6% 3.1% 3.6% 3.3% 3.7% 4.2% 3.8% 4.2% 4.7%

Notes

1. Based on Street projections which consist of median I/B/E/S consensus and Wall Street Research

2. Valuation date as of 6/30/2011

3. Based on 2016E EBITDA of $416MM, terminal FCF assumes CapEx = D&A in terminal year

4. Based on estimated net debt of $865MM as of 6/30/2011 and assumes minority interest accounted for by including Class B shares in basic shares calculation

5. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares

Project Space

CONFIDENTIAL & PRELIMINARY

PRELIMINARY VALUATION ANALYSIS

5 Earth Discounted Cash Flow Analysis

Revised Management Case (1), 5-Year DCF, Exit Multiple

- Earth share price is $14.88 as of May 23, 2011
- Includes stock based compensation as a cash expense

Discount Rate Sensitivity Analysis

$ per share

WACC	Exit Multiple 8.0x	9.0x	10.0x
8%	$19.51	$22.11	$24.72
9%	$18.56	$21.06	$23.55
10%	$17.65	$20.05	$22.45
11%	$16.79	$19.09	$21.39
12%	$15.96	$18.18	$20.39
13%	$15.17	$17.30	$19.43
14%	$14.37	$16.47	$18.52

Discounted Cash Flow Analysis (2)

$MM, unless otherwise noted

Exit Multiple	8.0x			9.0x			10.0x		
Discount Rate	8.5%	9.0%	9.5%	8.5%	9.0%	9.5%	8.5%	9.0%	9.5%
Present Value of:									
Cash Flows	$585	$578	$572	$585	$578	$572	$585	$578	$572
Terminal Value (3)	2,507	2,456	2,406	2,821	2,763	2,707	3,134	3,070	3,007
Aggregate Value	3,092	3,034	2,978	3,405	3,341	3,278	3,719	3,648	3,579
Less: Net Debt (4)	863	863	863	863	863	863	863	863	863
Equity Value	2,229	2,171	2,115	2,542	2,478	2,416	2,856	2,785	2,716
Equity Value / Share (5)	$19.03	$18.56	$18.10	$21.58	$21.06	$20.55	$24.13	$23.55	$22.99
Terminal Value Analysis									
% Value in Cash Flows	19%	19%	19%	17%	17%	17%	16%	16%	16%
% Value in Terminal Value	81%	81%	81%	83%	83%	83%	84%	84%	84%
Implied Valuation Multiples									
AV / 2011E EBITDA	10.1x	9.9x	9.8x	11.2x	11.0x	10.7x	12.2x	12.0x	11.7x
AV / 2012E EBITDA	9.3x	9.2x	9.0x	10.3x	10.1x	9.9x	11.2x	11.0x	10.8x
Implied PGR	2.9%	3.3%	3.8%	3.5%	3.9%	4.4%	3.9%	4.4%	4.9%

Notes
1. Per management guidance
2. Valuation date as of 6/30/2011
3. Based on 2016E EBITDA of $452MM, terminal FCF assumes CapEx = D&A in terminal year
4. Based on estimated net debt of $863MM as of 6/30/2011 and assumes minority interest accounted for by including Class B shares in basic shares calculation
5. All per share values based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares

Morgan Stanley

20

CONFIDENTIAL & PRELIMINARY

Project Space

PRELIMINARY VALUATION ANALYSIS

6 Summary of Hypothetical Future Value Analysis

As of May 23, 2011

Illustrative Calculation [7]

Street Case Based on 15.0x P/E

	Current	6/30/2012
NTM Net Income ($MM)	$133	$152
P / E Multiple	13.9x	15.0x
Future Equity Value ($MM)	$1,845	$2,277
Future Share Price		$19.42
PV Future Share Price	$14.88	$17.64
Dividend Recap		
Incremental A/T Interest	($14)	($14)
Value Impact	($199)	($214)
Cash Dividend	$320	$352
Total Value	$121	$138
Future Equity Value ($MM)	$1,966	$2,415
Future Share Price		$20.69
Change Per Share	$0.98	$1.16
PV Future Share Price	$15.86	$18.79

PV of Future Implied Value to Shareholders - Based on 9.0x - 11.0x NTM EBITDA Multiple (1,2,3,4,5,6)


$26
$24
$22
$20
$18
$16
$14
23.33
23.53
23.48
23.69
18.25
18.48
18.38
18.62
24.12
24.44
24.46
24.78
19.16
19.51
19.44
19.79
24.32
24.76
25.32
25.77
19.57
20.04
20.39
20.86
6/30/2012
6/30/2013
6/30/2014
Current
$14.88

PV of Future Implied Value to Shareholders - Based on 15.0x - 20.0x NTM Net Income Multiple (1,2,3,4,5,6)


$26
$24
$22
$20
$18
$16
$14
23.25
23.84
23.39
24.00
17.64
18.79
17.74
18.92
23.19
23.95
23.56
24.34
17.57
18.65
17.85
19.15
22.42
23.35
23.52
24.46
16.98
18.38
17.81
19.23
6/30/2012
6/30/2013
6/30/2014
Current
$14.88

Street Case Low / High

Street Case + Dividend Recap Low / High

Revised Management Case Low / High

Revised Mgmt Case + Dividend Recap Low / High

Notes

1. Excludes ITR-related gross payments of $142MM for existing tax attributes as of 12/31/2010 and any future tax attributes
2. Discounted to 6/30/2011 assuming a cost of equity of 10.1%
3. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
4. 6/30/2012 NTM EBITDA calculated as 50% of 2012E EBITDA and 50% of 2013E EBITDA; same methodology applied to calculate 6/30/2013 and 6/30/2014 NTM EBITDA; similar methodology applied to calculated NTM Net Income
5. Assumes debt of $959MM and cash of $94MM as of 6/30/2011, $100MM annual debt paydown and cash grown at levered FCF assuming 1% pre-tax interest income
6. Recap case assumes incremental debt at 7.25% to reach 4.5x leverage as of 6/30/2011 ($325MM based on LTM EBITDA of $285MM for the Street Case and $332MM based on LTM EBITDA of $286MM for the Revised Management Case). Assumes proceeds post 1.5% fees ($320MM for the Street Case and $327MM for the Revised Management Case) are distributed as a cash dividend to all shareholders and grown at a cost of equity of 10.1%
7. Current share price based on management guidance of FDSO of 124MM; 6/30/2012 per share amounts based on dilution of options and warrants under the treasury stock method assuming 115.82MM basic Class A and and Class B shares

Morgan Stanley

21

Project Space

CONFIDENTIAL & PRELIMINARY

Section 3

Potential Partners

Project Space

• Several potential alternate partners would have good strategic fit with Earth

– Threshold question is around likelihood / ability to move quickly

CONFIDENTIAL & PRELIMINARY

POTENTIAL PARTNERS

Alternate Strategic Partners

Alternate Strategic Partners Key Rationale Likelihood of Estimated Near-Term As sessment

Engaging Quickly Pre-Tax Synergies (1)

• Scale Ingenix + Optum

(Diversification)

• Data and payments focus

• Refocusing on data and

analytics

• Diversification

• Strengthen HIE / clinical

decision support

• Leverage technology in

provider RCM bus iness

• Get proprietary data and

deepen vertic al expertise

• Scale healthc are BPO

• Scale payer data and

analytics

• Expand payer data and

analytics

• Scale payer business

intelligence and BPO

Note

1. Relative to Mars which would get a full circle

Project Space

CONFIDENTIAL & PRELIMINARY

POTENTIAL PARTNERS

Pro Forma Impact to Mars

Assumes 1/1/2011 Transaction Date

Mars Summary Statistics (7,9)

$MM

Market Cap.	$21,221
Cash	$3,612
Debt	$4,019
Aggregate Value	**$21,628**
Standalone Leverage	**1.3x**
AV / EBITDA	
2011	7.2x
2012	6.6x
P / E	
2011	14.7x
2012	13.0x

"[A] debt-financed acquisition . . . that increased debt leverage to a level beyond 2x for an extended period of time could prompt a ratings downgrade."

EPS Accretion / Dilution (1,2,3,4)

$MM, except per share values

			Street Case						Revised Management Case			
	Premium to	Agg.	Cash Acc. / (Dil.) (5)		ROIC (6)		PF Debt (7) /	Moody's-Adj. Debt /	Cash Acc. / (Dil.) (5)		ROIC (6)	
Price ($)	Current ($14.88)	Value (3)	CY2011E	CY2012E	CY2011E	CY2012E	11E EBITDA	'11E EBITDAR	CY2011E	CY2012E	CY2011E	CY2012E
No Synergies												
$19.50	31%	$3,180	4.7%	5.0%	4.3%	4.7%	2.2x	2.4x	4.8%	5.1%	4.4%	4.8%
$20.00	34%	$3,241	4.6%	4.9%	4.2%	4.6%	2.2x	2.4x	4.7%	5.0%	4.3%	4.7%
$21.00	41%	$3,364	4.4%	4.7%	4.1%	4.5%	2.2x	2.5x	4.5%	4.8%	4.1%	4.5%
$22.00	48%	$3,487	4.1%	4.5%	3.9%	4.3%	2.3x	2.5x	4.2%	4.6%	4.0%	4.4%
$23.00	55%	$3,610	3.9%	4.3%	3.8%	4.2%	2.3x	2.5x	4.0%	4.3%	3.8%	4.2%
$75MM in Run Rate Synergies (8)												
$19.50	31%	$3,180	6.5%	8.2%	4.9%	6.0%	2.2x	2.4x	6.6%	8.3%	5.0%	6.1%
$20.00	34%	$3,241	6.4%	8.1%	4.8%	5.9%	2.2x	2.4x	6.5%	8.2%	4.9%	5.9%
$21.00	41%	$3,364	6.2%	7.9%	4.7%	5.7%	2.2x	2.5x	6.3%	7.9%	4.7%	5.7%
$22.00	48%	$3,487	5.9%	7.6%	4.5%	5.5%	2.3x	2.5x	6.0%	7.7%	4.5%	5.5%
$23.00	55%	$3,610	5.7%	7.4%	4.3%	5.3%	2.3x	2.5x	5.8%	7.5%	4.4%	5.4%
$125MM in Run Rate Synergies (8)												
$19.50	31%	$3,180	7.7%	10.3%	5.3%	6.8%	2.2x	2.4x	7.8%	10.4%	5.3%	6.9%
$20.00	34%	$3,241	7.6%	10.2%	5.2%	6.7%	2.2x	2.4x	7.7%	10.3%	5.2%	6.8%
$21.00	41%	$3,364	7.3%	10.0%	5.0%	6.5%	2.2x	2.5x	7.4%	10.1%	5.1%	6.5%
$22.00	48%	$3,487	7.1%	9.8%	4.9%	6.3%	2.3x	2.5x	7.2%	9.8%	4.9%	6.3%
$23.00	55%	$3,610	6.9%	9.5%	4.7%	6.1%	2.3x	2.5x	7.0%	9.6%	4.7%	6.1%

Notes

1. As of May 23, 2011
2. PF analysis assumes all existing Earth debt is retired and new debt is raised at 4.125% to fund the entire cost of the acquisition
3. Earth equity value based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
4. Earth net debt assumes minority interest accounted for by including Class B shares in basic shares calculation
5. Cash EPS excludes transaction amortization, stock-based compensation, and non-cash interest expense
6. ROIC = [(EBITA + Phased in Synergies)*(1-Tax Rate)] / (Transaction Aggregate Value + Cost to Achieve Synergies)
7. Mars cash and debt figures exclude impact of System C Healthcare acquisition
8. Per management guidance. Assumes 50% run rate in 2011 and 100% run rate in 2012
9. Multiples based on median I/B/E/S consensus

Morgan Stanley

24

CONFIDENTIAL & PRELIMINARY

Project Space

POTENTIAL PARTNERS

Mars Acquisitions

Acquisitions >$100MM Since January 2005

Selected Targets

Company	Date	Deal Size	AV/LTM Revenue	AV/LTM EBITDA	Announced Synergies
system C connected care	Mar-03-2011	$140MM	1.9x	15.7x	NA
US Oncology	Nov-01-2010	$2,160MM	0.6x	~9x	$67-89MM
McQ McQueary Bros. Wholesale Drug Company	Apr-08-2008	$190MM	0.3x	~17x	NA
OTN Oncology Therapeutics Network	Oct-04-2007	$575MM	0.2x	NA	NA
Per-Sé Technologies	Nov-05-2006	$1,649MM	3.0x	15.5x	$50-75MM
D & K Healthcare Resources, Inc.	Jul-08-2005	$489MM	0.15x	15.8x	$10MM

Source: Company websites and filings

Morgan Stanley

25

CONFIDENTIAL & PRELIMINARY

Project Space

POTENTIAL PARTNERS

Pro Forma Impact to Ursa

Assumes 1/1/2011 Transaction Date

Ursa Summary Statistics (7,8)

$MM

Market Cap.	$53,262
Cash	$9,790
Debt	$12,050
Aggregate Value	**$55,522**
AV / EBITDA	
2011	6.5x
2012	6.2x
P / E	
2011	11.8x
2012	11.0x

EPS Accretion / Dilution (1,2,3,4)

$MM, except per share values

			Street Case					Revised Management Case			
	Premium to	Agg.	Cash Acc. / (Dil.) (5)		ROIC (6)		PF Debt /	Cash Acc. / (Dil.) (5)		ROIC (6)	
Price ($)	Current ($14.88)	Value (3)	CY2011E	CY2012E	CY2011E	CY2012E	11E EBITDA	CY2011E	CY2012E	CY2011E	CY2012E
No Synergies											
$19.50	31%	$3,180	1.7%	1.8%	4.3%	4.7%	1.7x	1.7%	1.9%	4.4%	4.8%
$20.00	34%	$3,241	1.6%	1.8%	4.2%	4.6%	1.7x	1.7%	1.8%	4.3%	4.7%
$21.00	41%	$3,364	1.6%	1.7%	4.1%	4.5%	1.7x	1.6%	1.8%	4.1%	4.5%
$22.00	48%	$3,487	1.5%	1.7%	3.9%	4.3%	1.7x	1.5%	1.7%	4.0%	4.4%
$23.00	55%	$3,610	1.4%	1.6%	3.8%	4.2%	1.8x	1.5%	1.6%	3.8%	4.2%
$75MM in Run Rate Synergies (7)											
$19.50	31%	$3,180	2.2%	2.8%	4.9%	6.0%	1.7x	2.2%	2.9%	5.0%	6.1%
$20.00	34%	$3,241	2.2%	2.8%	4.8%	5.9%	1.7x	2.2%	2.8%	4.9%	5.9%
$21.00	41%	$3,364	2.1%	2.7%	4.7%	5.7%	1.7x	2.1%	2.8%	4.7%	5.7%
$22.00	48%	$3,487	2.0%	2.7%	4.5%	5.5%	1.7x	2.1%	2.7%	4.5%	5.5%
$23.00	55%	$3,610	2.0%	2.6%	4.3%	5.3%	1.8x	2.0%	2.6%	4.4%	5.4%
$125MM in Run Rate Synergies (7)											
$19.50	31%	$3,180	2.6%	3.5%	5.3%	6.8%	1.7x	2.6%	3.5%	5.3%	6.9%
$20.00	34%	$3,241	2.5%	3.5%	5.2%	6.7%	1.7x	2.6%	3.5%	5.2%	6.8%
$21.00	41%	$3,364	2.5%	3.4%	5.0%	6.5%	1.7x	2.5%	3.4%	5.1%	6.5%
$22.00	48%	$3,487	2.4%	3.3%	4.9%	6.3%	1.7x	2.4%	3.4%	4.9%	6.3%
$23.00	55%	$3,610	2.3%	3.3%	4.7%	6.1%	1.8x	2.4%	3.3%	4.7%	6.1%

Notes

1. As of May 23, 2011
2. PF analysis assumes all existing Earth debt is retired and new debt is raised at 4.125% to fund the entire cost of the acquisition
3. Earth equity value based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
4. Earth net debt assumes minority interest accounted for by including Class B shares in basic shares calculation
5. Cash EPS excludes transaction amortization, stock-based compensation, and non-cash interest expense
6. ROIC = [[EBITA + Phased in Synergies]*(1-Tax Rate)] / (Transaction Aggregate Value + Cost to Achieve Synergies)
7. Per management guidance. Assumes 50% run rate in 2011 and 100% run rate in 2012
8. Multiples based on median I/B/E/S consensus

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Project Space

POTENTIAL PARTNERS

Possible Financial Buyers

- There are a number of financial sponsors that would be interested in potentially purchasing Earth
- However, size of the equity investment would limit the number of firms able to participate on standalone basis
  - Club deal possibility could open the door for additional bidders
- A significant number of large private equity funds would take a look at the business given its size and financial profile

Name	Fund Size ($Bn)	Select Investments
Apax Partners	15.4	• Marken • Trizetto
Bain Capital	11.5	• Accellent • HCA • Quintiles • Warner Chilcott
BC Partners	8.0	• Amadeus IT Holdings • Medica France • Multiplan • Centro Medico Teknon* • General Healthcare Group*
Blackstone	21.7	• TeamHealth • Southern Cross Healthcare • Vanguard Health Systems
Carlyle	13.7	• Carfx • InteliStaf* • Skila • MultiPlan*
KKR	17.6	• Accellent • Capsugel • First Data • Jazz Pharma • MedCath • HCA

Name	Fund Size ($Bn)	Select Investments
Providence Equity	12.1	• Decision Resources • ikaSystems • VRAD
Silver Lake	9.3	• MultiPlan
THL	10.1	• inVentiv Health • Warner Chilcott
TPG	18.8	• Avaya • IMS Health
Warburg Pincus	15.0	• Bausch & Lomb • Eclipsys Corporation* • InterMune • Metavante

Note
* Indicates prior investment

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CONFIDENTIAL & PRELIMINARY

Appendix A

Supplemental Materials

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Valuation Matrix

Street Case

Earth Valuation Matrix (1)

Share Price ($)	Premium 1-Day (%)	Premium 30-Day (%)	Equity Value (2) ($MM)	Aggregate Value (3) ($MM)	Aggregate Value / EBITDA CY '11E ($MM)	Aggregate Value / EBITDA CY '12E ($MM)	Price / EPS CY '11E ($)	Price / EPS CY '12E ($)
Statistic	*$14.88*	*$15.47*			*$303*	*$329*	*$1.03*	*$1.15*
$14.88	0%	(4%)	1,723	2,616	8.6x	7.9x	14.5x	12.9x
$15.00	1%	(3%)	1,737	2,630	8.7x	8.0x	14.6x	13.0x
$16.00	8%	3%	1,857	2,750	9.1x	8.4x	15.6x	13.9x
$17.00	14%	10%	1,980	2,873	9.5x	8.7x	16.6x	14.7x
$18.00	21%	16%	2,103	2,996	9.9x	9.1x	17.5x	15.6x
$19.00	28%	23%	2,226	3,118	10.3x	9.5x	18.5x	16.5x
$20.00	34%	29%	2,349	3,241	10.7x	9.8x	19.5x	17.3x
$21.00	41%	36%	2,471	3,364	11.1x	10.2x	20.5x	18.2x
$22.00	48%	42%	2,594	3,487	11.5x	10.6x	21.4x	19.1x
$23.00	55%	49%	2,717	3,610	11.9x	11.0x	22.4x	19.9x
$24.00	61%	55%	2,840	3,733	12.3x	11.3x	23.4x	20.8x
$25.00	68%	62%	2,963	3,855	12.7x	11.7x	24.3x	21.7x
$19.50	31%	26%	2,287	3,180	10.5x	9.7x	19.0x	16.9x

Notes

1. Based on median I/B/E/S consensus as of May 23, 2011
2. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
3. Based on net debt of $893MM (adjusted for EquiClaim acquisition); assumes minority interest accounted for by including Class B shares in basic shares calculation

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Project Space

SUPPLEMENTAL MATERIALS

Historical Trading Multiples

Unlevered NTM AV / Earnings[1] 30-Day Rolling Average: Last Five Years [2]

HCIT Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	16.9x	15.5x	16.3x	NA
CERN	23.7x	19.5x	19.0x	17.1x
MDRX	17.7x	20.1x	22.6x	24.3x
QSII	24.9x	21.6x	21.9x	20.4x
MDAS	14.2x	15.2x	16.6x	17.0x

HCIT Peers


(x)
24.9x
23.7x
17.7x
16.9x
14.2x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

PBM Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	16.9x	15.5x	16.3x	NA
ESRX	16.5x	16.2x	16.2x	17.9x
MHS	14.4x	14.1x	14.9x	16.4x

PBM Peers


(x)
16.9x
16.5x
14.4x
Earth
Express Scripts
Medco

Payment Processors Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	16.9x	15.5x	16.3x	NA
V	12.1x	12.8x	15.3x	16.8x
MA	12.4x	11.2x	11.6x	15.8x
ADP	18.4x	15.8x	14.8x	15.2x
SLH	18.5x	17.4x	16.3x	17.1x

Payment Processors Peers


(x)
18.5x
18.4x
16.9x
12.4x
12.1x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes
1. Defined as Aggregate Value / NTM EBIAAT; EBIAAT defined as earnings before interest and amortization and after tax
2. Market data as of May 23, 2011

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CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Historical Trading Multiples

NTM P/E[1] Rolling 30-Day Rolling Average: Last Five Years [2]

HCIT Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	14.4x	13.3x	14.8x	NA
CERN	30.5x	26.2x	26.3x	24.7x
MDRX	21.6x	22.3x	24.6x	24.3x
QSII	31.3x	27.0x	27.1x	25.0x
MDAS	15.0x	18.7x	21.3x	22.8x

HCIT Peers


(x)
45
35
25
15
5
5/23/06
11/17/06
5/16/07
11/12/07
5/8/08
11/4/08
5/1/09
10/28/09
4/26/10
10/21/10
5/23/11
31.3x
30.5x
21.6x
15.0x
14.4x
Earth
Cerner
Allscripts
Quality Systems
MedAssets

PBM Peers Historical Averages

	Current	1 Year	2 Years	5 Years
Earth	14.4x	13.3x	14.8x	NA
ESRX	16.7x	16.8x	17.4x	18.8x
MHS	13.8x	14.4x	16.0x	17.8x

PBM Peers


(x)
30
25
20
15
10
5
5/23/06
11/17/06
5/16/07
11/12/07
5/8/08
11/4/08
5/1/09
10/28/09
4/26/10
10/21/10
5/23/11
16.7x
14.4x
13.8x
Earth
Express Scripts
Medco

Payment Processors Hist. Avg.

	Current	1 Year	2 Years	5 Years
Earth	14.4x	13.3x	14.8x	NA
V	14.6x	15.5x	18.4x	20.7x
MA	15.4x	14.4x	15.7x	20.2x
ADP	20.1x	17.7x	17.1x	17.7x
SLH	20.8x	19.0x	17.3x	18.0x

Payment Processors Peers


(x)
40
30
20
10
0
5/23/06
11/17/06
5/16/07
11/12/07
5/8/08
11/4/08
5/1/09
10/28/09
4/26/10
10/21/10
5/23/11
20.8x
20.1x
15.4x
14.6x
14.4x
Earth
Visa
Mastercard
ADP
Solera Holdings

Notes
1. Per FactSet and I/B/E/S Consensus
2. Market data as of May 23, 2011

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Project Space

SUPPLEMENTAL MATERIALS

Select Precedent Sponsor Transactions

Transaction Value > $1.0Bn

Comparable Sponsor Transactions in Healthcare IT

Date	Target / Acquiror	Equity Value ($ MM)	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA
6-May-10	Inventiv / TH Lee	916	1,156	1.1x	8.5x
5-Nov-09	IMS Health / TPG	4,255	5,298	2.4x	10.8x
11-Apr-08	Trizetto / Apax	1,231	1,148	1.4x	14.2x
26-Sep-06	Emdeon (52% stake) / General Atlantic	-	2,308	3.3x	13.7x
Average				**2.1x**	**11.8x**
Median				**1.9x**	**12.3x**

Comparable Sponsor Transactions in Processing / Information Services

Date	Target / Acquiror	Aggregate Value ($ MM)	Transaction Value / LTM Sales	Transaction Value / LTM EBITDA
6-Aug-10	RBS Worldpay / Bain & Advent	3,040	3.3x	8.4x
4-May-10	IDC / Silver Lake & Warburg Pincus	3,043	4.0x	11.3x
30-Mar-09	Fifth Third Bank Processing Solution (51% Stake) / Advent International	2,350	3.3x	8.2x
30-May-07	Ceridian / Thomas H. Lee Partners & Fidelity National Financial	5,016	3.2x	14.3x
17-Apr-07	Catalina Marketing Corporation / Hellman & Freidman	1,673	3.6x	10.9x
2-Apr-07	First Data Corporation / KKR	27,703	3.8x	15.1x
16-Oct-06	Open Solutions / Carlyle & Providence Equity	1,343	3.0x	10.2x
8-Mar-06	VNU / Consortium	10,651	2.4x	13.4x
28-Mar-05	SunGard / Consortium	10,844	3.0x	10.4x
Average			**3.3x**	**11.4x**
Median			**3.3x**	**10.9x**

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• Assumes 100% of premium to current price is included in the amount of synergies paid away

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Synergy Sharing Analysis

Synergy Sharing Analysis

$MM, except per share amounts

(1)

Current Purchase Price Per Share

Price Per Earth Share $14.88 $19.50 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00

% Premium to:

Current 0% 31% 34% 41% 48% 55% 61% 68%

30-Day Average ($15.47) (4%) 26% 29% 36% 42% 49% 55% 62%

60-Day Average ($15.60) (5%) 25% 28% 35% 41% 47% 54% 60%

52-Week High ($16.83) (12%) 16% 19% 25% 31% 37% 43% 49%

Premium Paid to Current

Premium Paid ($ / share) $0.00 $4.62 $5.12 $6.12 $7.12 $8.12 $9.12 $10.12

(2)	$0 $542 $601 $720 $840 $959 $1,079 $1,199

Total Premium Paid ($MM)

(3)

% of Present Value of Synergies Assuming :

$75MM Run Rate 0% 125% 139% 166% 194% 222% 249% 277%

$100MM Run Rate 0% 94% 104% 125% 145% 166% 187% 208%

$125MM Run Rate 0% 75% 83% 100% 116% 133% 150% 166%

(4)

% of Capitalized Synergies Assuming :

$75MM Run Rate 0% 103% 115% 137% 160% 183% 206% 228%

$100MM Run Rate 0% 77% 86% 103% 120% 137% 154% 171%

$125MM Run Rate 0% 62% 69% 82% 96% 110% 123% 137%

Notes

1. As of May 23, 2011

2. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares

3. Run rate synergies per management guidance. Synergies discounted at 9% WACC and assumes 50% of run rate synergies in Year 1, 100% of run rate synergies in Year 2 and thereafter, and cost to achieve synergies equal to 100% of run rate synergies

4. Synergies capitalized at 8.0x run rate; assumes cost to achieve synergies equal to 100% of run rate synergies

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Hypothetical Future Value Analysis

Street Case

Future Implied Stock Price - Based on NTM EBITDA Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
$14.88
$25.68
$22.88
$20.09
$29.24
$26.23
$23.23
$32.46
$29.29
$26.12
Current
6/30/2012E
6/30/2013E
6/30/2014E
2 Yr. Avg. Fwd EBITDA Multiple
1.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple
2.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple

Present Value of Future Stock Price [1,2,3]

As of 6/23/2011

		6/30/2012E		6/30/2013E		6/30/2014E	
NTM EBITDA ($MM) [4]		344		369		389	
% Growth		9%		7%		5%	
FV of Hypothetical Stock Price and Implied P/E Multiple							
	NTM Multiple		Implied P/E Multiple		Implied P/E Multiple		Implied P/E Multiple
Fwd AV / EBITDA Multiple - 2 Yr Avg.	9.0x	$20.09	18.4x	$23.23	19.0x	$26.12	19.4x
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x	$22.88	21.0x	$26.23	21.4x	$29.29	21.7x
Fwd AV / EBITDA Multiple - 2.0x Higher	11.0x	$25.68	23.6x	$29.24	23.9x	$32.46	24.1x
PV of Hypothetical Future Stock Price and Implied P/E Multiple [5]							
Fwd AV / EBITDA Multiple - 2 Yr Avg.	9.0x	$18.25	18.4x	$19.16	19.0x	$19.57	19.4x
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x	$20.79	21.0x	$21.64	21.4x	$21.95	21.7x
Fwd AV / EBITDA Multiple - 2.0x Higher	11.0x	$23.33	23.6x	$24.12	23.9x	$24.32	24.1x

Future Implied Stock Price - Based on NTM P/E Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
$14.88
$25.60
$22.51
$19.42
$28.11
$24.70
$21.30
$29.92
$26.29
$22.66
Current
6/30/2012E
6/30/2013E
6/30/2014E
2 Yr. Avg. Fwd P/E Multiple
2.5x Premium to 2 Yr. Avg. Fwd P/E Multiple
5.0x Premium to 2 Yr. Avg. Fwd P/E Multiple

Present Value of Future Stock Price [1,2,3]

As of 6/23/2011

		6/30/2012E		6/30/2013E		6/30/2014E	
NTM Net Income ($MM) [4]		152		167		178	
% Growth		12%		10%		7%	
FV of Hypothetical Stock Price and Implied AV/EBITDA Multiple							
	NTM Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$19.42	8.8x	$21.30	8.4x	$22.66	7.9x
Fwd P / E Multiple - 2.5x Higher	17.5x	$22.51	9.9x	$24.70	9.5x	$26.29	9.1x
Fwd P / E Multiple - 5.0x Higher	20.0x	$25.60	11.0x	$28.11	10.6x	$29.92	10.2x
PV of Hypothetical Future Stock Price and Implied AV/EBITDA Multiple [5]							
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$17.64	8.8x	$17.57	8.4x	$16.98	7.9x
Fwd P / E Multiple - 2.5x Higher	17.5x	$20.44	9.9x	$20.38	9.5x	$19.70	9.1x
Fwd P / E Multiple - 5.0x Higher	20.0x	$23.25	11.0x	$23.19	10.6x	$22.42	10.2x

Notes

1. Excludes ITR-related gross payments of $142MM for existing tax attributes as of 12/31/2010 and any future tax attributes
2. Discounted to 6/30/2011 assuming a cost of equity of 10.1%
3. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
4. 6/30/2012 NTM EBITDA calculated as 50% of 2012E EBITDA and 50% of 2013E EBITDA; same methodology applied to calculate 6/30/2013 and 6/30/2014 NTM EBITDA; similar methodology applied to calculated NTM Net Income
5. Assumes debt of $959MM and cash of $94MM as of 6/30/2011, $100MM annual debt paydown and cash grown at levered FCF assuming 1% pre-tax interest income

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CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Hypothetical Future Value Analysis

Revised Management Case

Future Implied Stock Price - Based on NTM EBITDA Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
Current
6/30/2012E
6/30/2013E
6/30/2014E
$14.88
$25.85
$23.04
$20.23
$29.64
$26.60
$23.56
$33.79
$30.50
$27.21
2 Yr. Avg. Fwd EBITDA Multiple
1.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple
2.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple

Future Implied Stock Price - Based on NTM P/E Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
Current
6/30/2012E
6/30/2013E
6/30/2014E
$14.88
$25.75
$22.64
$19.53
$28.55
$25.09
$21.63
$31.39
$27.57
$23.76
2 Yr. Avg. Fwd P/E Multiple
2.5x Premium to 2 Yr. Avg. Fwd P/E Multiple
5.0x Premium to 2 Yr. Avg. Fwd P/E Multiple

Present Value of Future Stock Price [1,2,3]

As of 6/23/2011

		6/30/2012E		6/30/2013E		6/30/2014E	
NTM EBITDA ($MM) [4]		345		374		404	
% Growth		8%		8%		8%	
FV of Hypothetical Stock Price and Implied P/E Multiple							
	NTM Multiple		Implied P/E Multiple		Implied P/E Multiple		Implied P/E Multiple
Fwd AV / EBITDA Multiple - 2 Yr Avg.	9.0x	$20.23	18.4x	$23.56	19.1x	$27.21	19.9x
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x	$23.04	20.9x	$26.60	21.6x	$30.50	22.3x
Fwd AV / EBITDA Multiple - 2.0x Higher	11.0x	$25.85	23.5x	$29.64	24.1x	$33.79	24.7x
PV of Hypothetical Future Stock Price and Implied P/E Multiple [5]							
Fwd AV / EBITDA Multiple - 2 Yr Avg.	9.0x	$18.38	18.4x	$19.44	19.1x	$20.39	19.9x
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x	$20.93	20.9x	$21.95	21.6x	$22.85	22.3x
Fwd AV / EBITDA Multiple - 2.0x Higher	11.0x	$23.48	23.5x	$24.46	24.1x	$25.32	24.7x

Present Value of Future Stock Price [1,2,3]

As of 6/23/2011

		6/30/2012E		6/30/2013E		6/30/2014E	
NTM Net Income ($MM) [4]		153		170		187	
% Growth		12%		11%		10%	
FV of Hypothetical Stock Price and Implied AV/EBITDA Multiple							
	NTM Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$19.53	8.8x	$21.63	8.4x	$23.76	8.0x
Fwd P / E Multiple - 2.5x Higher	17.5x	$22.64	9.9x	$25.09	9.5x	$27.57	9.1x
Fwd P / E Multiple - 5.0x Higher	20.0x	$25.75	11.0x	$28.55	10.6x	$31.39	10.3x
PV of Hypothetical Future Stock Price and Implied AV/EBITDA Multiple [5]							
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$17.74	8.8x	$17.85	8.4x	$17.81	8.0x
Fwd P / E Multiple - 2.5x Higher	17.5x	$20.57	9.9x	$20.70	9.5x	$20.66	9.1x
Fwd P / E Multiple - 5.0x Higher	20.0x	$23.39	11.0x	$23.56	10.6x	$23.52	10.3x

Notes
1. Excludes ITR-related gross payments of $142MM for existing tax attributes as of 12/31/2010 and any future tax attributes
2. Discounted to 6/30/2011 assuming a cost of equity of 10.1%
3. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
4. 6/30/2012 NTM EBITDA calculated as 50% of 2012E EBITDA and 50% of 2013E EBITDA; same methodology applied to calculate 6/30/2013 and 6/30/2014 NTM EBITDA; similar methodology applied to calculated NTM Net Income
5. Assumes debt of $959MM and cash of $94MM as of 6/30/2011, $100MM annual debt paydown and cash grown at levered FCF assuming 1% pre-tax interest income

Morgan Stanley

35

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Hypothetical Future Value Analysis

Street Case Assuming Dividend Recap

Future Implied Value to Shareholders - Based on NTM EBITDA Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
Current
6/30/2012E
6/30/2013E
6/30/2014E
$14.88
$25.90
$23.12
$20.35
$29.63
$26.64
$23.65
$33.05
$29.89
$26.74
2 Yr. Avg. Fwd EBITDA Multiple
1.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple
2.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple

Future Implied Value to Shareholders - Based on NTM P/E Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
Current
6/30/2012E
6/30/2013E
6/30/2014E
$14.88
$26.25
$23.47
$20.69
$29.03
$25.94
$22.85
$31.16
$27.84
$24.52
2 Yr. Avg. Fwd P/E Multiple
2.5x Premium to 2 Yr. Avg. Fwd P/E Multiple
5.0x Premium to 2 Yr. Avg. Fwd P/E Multiple

Present Value of Future Value to Shareholders (1,2,3,6)

As of 6/23/2011

		6/30/2012E		6/30/2013E		6/30/2014E	
NTM EBITDA ($MM) (4)		344		369		389	
% Growth		9%		7%		5%	
FV of Hypothetical Stock Price + Cash Dividend							
	NTM Multiple		Implied P/E Multiple		Implied P/E Multiple		Implied P/E Multiple
Fwd AV / EBITDA Multiple - 2 Yr Avg.	9.0x	$20.35	21.0x	$23.65	21.5x	$26.74	21.8x
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x	$23.12	23.9x	$26.64	24.2x	$29.89	24.4x
Fwd AV / EBITDA Multiple - 2.0x Higher	11.0x	$25.90	26.7x	$29.63	25.7x	$33.05	26.9x
PV of Hypothetical Future Stock Price + Cash Dividend (5)							
Fwd AV / EBITDA Multiple - 2 Yr Avg.	9.0x	$18.48	21.0x	$19.51	21.5x	$20.04	21.8x
Fwd AV / EBITDA Multiple - 1.0x Higher	10.0x	$21.00	23.9x	$21.98	24.2x	$22.40	24.4x
Fwd AV / EBITDA Multiple - 2.0x Higher	11.0x	$23.53	26.7x	$24.44	25.7x	$24.76	26.9x

Present Value of Future Value to Shareholders (1,2,3,6)

As of 6/23/2011

		6/30/2012E		6/30/2013E		6/30/2014E	
NTM Net Income ($MM) (4)		138		153		164	
% Growth		14%		11%		7%	
FV of Hypothetical Stock Price + Cash Dividend							
	NTM Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple		Implied AV/EBITDA Multiple
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$20.69	7.0x	$22.85	7.3x	$24.52	7.4x
Fwd P / E Multiple - 2.5x Higher	17.5x	$23.47	8.0x	$25.94	8.3x	$27.84	8.5x
Fwd P / E Multiple - 5.0x Higher	20.0x	$26.25	9.0x	$29.03	9.3x	$31.16	9.5x
PV of Hypothetical Future Stock Price + Cash Dividend (5)							
Fwd P / E Multiple - 2 Yr Avg.	15.0x	$18.79	7.0x	$18.85	7.3x	$18.38	7.4x
Fwd P / E Multiple - 2.5x Higher	17.5x	$21.32	8.0x	$21.40	8.3x	$20.86	8.5x
Fwd P / E Multiple - 5.0x Higher	20.0x	$23.84	9.0x	$23.95	9.3x	$23.35	9.5x

Notes

1. Excludes ITR-related gross payments of $142MM for existing tax attributes as of 12/31/2010 and any future tax attributes
2. Discounted to 6/30/2011 assuming a cost of equity of 10.1%
3. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
4. 6/30/2012 NTM EBITDA calculated as 50% of 2012E EBITDA and 50% of 2013E EBITDA; same methodology applied to calculate 6/30/2013 and 6/30/2014 NTM EBITDA; similar methodology applied to calculated NTM Net Income
5. Assumes debt of $959MM and cash of $94MM as of 6/30/2011, $100MM annual debt paydown and cash grown at levered FCF assuming 1% pre-tax interest income
6. Recap case assumes incremental debt at 7.25% to reach 4.5x leverage as of 6/30/2011 ($325MM based on LTM EBITDA of $285MM). Assumes proceeds post 1.5% fees ($320MM) are distributed as a cash dividend to all shareholders and grown at a cost of equity of 10.1%

Morgan Stanley

36

CONFIDENTIAL & PRELIMINARY

Project Space

SUPPLEMENTAL MATERIALS

Hypothetical Future Value Analysis

Revised Management Case Assuming Dividend Recap

Future Implied Value to Shareholders - Based on NTM EBITDA Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
$14.88
$26.08
$23.28
$20.50
$30.04
$27.01
$23.99
$34.38
$31.11
$27.83
Current
6/30/2012E
6/30/2013E
6/30/2014E
2 Yr. Avg. Fwd EBITDA Multiple
1.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple
2.0x Premium to 2 Yr. Avg. Fwd EBITDA Multiple

Present Value of Future Value to Shareholders (1,2,3,6)

As of 6/23/2011

	NTM Multiple	6/30/2012E	Implied P/E Multiple	6/30/2013E	Implied P/E Multiple	6/30/2014E	Implied P/E Multiple
NTM EBITDA ($MM) (4)		345		374		404	
% Growth		8%		8%		8%	
FV of Hypothetical Stock Price + Cash Dividend							
Fwd AV / EBITDA Multiple - 2 Yr Avg.	*9.0x*	$20.50	21.0x	$23.99	21.7x	$27.83	22.3x
Fwd AV / EBITDA Multiple - 1.0x Higher	*10.0x*	$23.28	23.8x	$27.01	24.4x	$31.11	25.0x
Fwd AV / EBITDA Multiple - 2.0x Higher	*11.0x*	$26.08	26.7x	$30.04	26.0x	$34.38	27.6x
PV of Hypothetical Future Stock Price + Cash Dividend (5)							
Fwd AV / EBITDA Multiple - 2 Yr Avg.	*9.0x*	$18.62	21.0x	$19.79	21.7x	$20.86	22.3x
Fwd AV / EBITDA Multiple - 1.0x Higher	*10.0x*	$21.15	23.8x	$22.29	24.4x	$23.31	25.0x
Fwd AV / EBITDA Multiple - 2.0x Higher	*11.0x*	$23.69	26.7x	$24.78	26.0x	$25.77	27.6x

Future Implied Value to Shareholders - Based on NTM P/E Multiple

As of 5/23/2011


$37
$33
$29
$25
$21
$17
$13
$14.88
$26.42
$23.62
$20.83
$29.50
$26.35
$23.22
$32.64
$29.15
$25.66
Current
6/30/2012E
6/30/2013E
6/30/2014E
2 Yr. Avg. Fwd P/E Multiple
2.5x Premium to 2 Yr. Avg. Fwd P/E Multiple
5.0x Premium to 2 Yr. Avg. Fwd P/E Multiple

Present Value of Future Value to Shareholders (1,2,3,6)

As of 6/23/2011

	NTM Multiple	6/30/2012E	Implied AV/EBITDA Multiple	6/30/2013E	Implied AV/EBITDA Multiple	6/30/2014E	Implied AV/EBITDA Multiple
NTM Net Income ($MM) (4)		138		155		173	
% Growth		13%		12%		11%	
FV of Hypothetical Stock Price + Cash Dividend							
Fwd P / E Multiple - 2 Yr Avg.	*15.0x*	$20.83	7.0x	$23.22	7.3x	$25.66	7.5x
Fwd P / E Multiple - 2.5x Higher	*17.5x*	$23.62	8.0x	$26.35	8.3x	$29.15	8.6x
Fwd P / E Multiple - 5.0x Higher	*20.0x*	$26.42	9.1x	$29.50	9.4x	$32.64	9.6x
PV of Hypothetical Future Stock Price + Cash Dividend (5)							
Fwd P / E Multiple - 2 Yr Avg.	*15.0x*	$18.92	7.0x	$19.15	7.3x	$19.23	7.5x
Fwd P / E Multiple - 2.5x Higher	*17.5x*	$21.46	8.0x	$21.74	8.3x	$21.84	8.6x
Fwd P / E Multiple - 5.0x Higher	*20.0x*	$24.00	9.1x	$24.34	9.4x	$24.46	9.6x

Notes

1. Excludes ITR-related gross payments of $142MM for existing tax attributes as of 12/31/2010 and any future tax attributes
2. Discounted to 6/30/2011 assuming a cost of equity of 10.1%
3. Based on dilution of options and warrants under the treasury stock method at each price assuming 115.82MM of basic Class A and Class B shares
4. 6/30/2012 NTM EBITDA calculated as 50% of 2012E EBITDA and 50% of 2013E EBITDA; same methodology applied to calculate 6/30/2013 and 6/30/2014 NTM EBITDA; similar methodology applied to calculated NTM Net Income
5. Assumes debt of $959MM and cash of $94MM as of 6/30/2011, $100MM annual debt paydown and cash grown at levered FCF assuming 1% pre-tax interest income
6. Recap case assumes incremental debt at 7.25% to reach 4.5x leverage as of 6/30/2011 ($332MM based on LTM EBITDA of $286MM). Assumes proceeds post 1.5% fees ($327MM) are distributed as a cash dividend to all shareholders and grown at a cost of equity of 10.1%

Morgan Stanley

37

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Earth Summary Financials (1)

Summary P&L; Street Case

Summary P&L

MM, except per share amounts

	Based on I/B/E/S Consensus			Projected	
	2011E	2012E	2013E	2014E	2015E
Revenue	**$1,129**	**$1,202**	**$1,267**	**$1,335**	**$1,397**
Revenue Growth	*13%*	*6%*	*5%*	*5%*	*5%*
Adj. EBITDA	**$303**	**$329**	**$358**	**$380**	**$398**
Adj. EBITDA Growth	*13%*	*9%*	*9%*	*6%*	*5%*
Adj. EBITDA Margin	*27%*	*27%*	*28%*	*28%*	*28%*
EBIT [2]	128	150	173	190	202
Less Net Interest Expense [3]	(51)	(47)	(42)	(35)	(28)
Plus Stock-Based Compensation [4]	24	25	27	28	29
Plus Non-Cash Interest Expense [4]	11	10	9	6	0
Plus Non-Cash Acquisition Amortization [5]	99	99	99	99	99
Adj. EBT	$210	$236	$265	$287	$302
Less Taxes	(83)	(93)	(105)	(114)	(119)
Normalized Tax Rate	39.5%	39.5%	39.5%	39.5%	39.5%
Adj. Net Income	**$127**	**$143**	**$161**	**$174**	**$183**
Net Income Growth	*14%*	*12%*	*12%*	*8%*	*5%*
Non-GAAP FDSO [6]	124.0	124.0	124.0	124.0	124.0
Adj. EPS	**$1.03**	**$1.15**	**$1.30**	**$1.40**	**$1.47**
EPS Growth	*12%*	*12%*	*12%*	*8%*	*5%*

Notes

1. 2011E – 2013E based on I/B/E/S median consensus (2013E based on growth rates) and 2014E – 2015E based on Wall Street research
2. EBITDA less D&A and SBC
3. Assumes $949MM of financial debt (excludes data sublicense obligation of $40.3MM) and $99MM of cash as of 12/31/10, 7.5% total GAAP interest expense rate, $100MM annual debt paydown ($50MM paydown in 2011) and cash grown at levered FCF assuming 1% pre-tax interest income
4. Based on Wall Street research (SBC ~2% of Revenue)
5. Per management guidance
6. Per management guidance in FY2010 and Q1 2011 press releases; includes options on a gross basis

Morgan Stanley

38

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Earth Summary Financials (cont’d) (1)

Cash Flow Statement and Balance Sheet Items; Street Case

Cash Flow Statement

$MM

Based on I/B/E/S Consensus Projected

2011E 2012E 2013E 2014E 2015E

Adj. Net Income $127 $143 $161 $174 $183

(2)	52 55 59 64 67

D&A ex. Acquisition Amortization

(2)	(54) (50) (53) (56) (58)

CapEx

Acquisition (41) 0 0 0 0

(2)	(6) (7) (6) (6) (6)

Change in Working Capital

(3)	(8) (8) (8) (8) (8)

Data Sublicense

LFCF $70 $134 $154 $169 $179

Cumulative LFCF $70 $204 $358 $526 $706

Balance Sheet Items

$MM

Based on I/B/E/S Consensus Projected

2011E 2012E 2013E 2014E 2015E

(4)	$899 $799 $699 $599 $499

Total Financial Debt

(5)	($52) ($49) ($44) ($37) ($32)

Total Interest Expense

Beginning Cash $99 $120 $154 $207 $276

(6)	20 34 54 69 79

Change in Cash

Ending Cash $120 $154 $207 $276 $355

(6)	1 1 2 2 3

Interest Income

Net Interest Expense ($51) ($47) ($42) ($35) ($28)

Notes

1. 2011E – 2013E based on I/B/E/S median consensus and 2014E – 2015E based on Wall Street research

2. Based on Wall Street research (Total D&A including $99MM of transaction amortization ~13% of Revenue, Capex ~4% of Revenue, Change in working capital ~9% of incremental Revenue) 3. $7.5MM annually per H&F guidance

4. Assumes $50MM paydown in 2011 and $100MM annual debt paydown thereafter (excludes data sublicense obligation of $40.3MM)

5. Assumes 7.5% total GAAP interest expense rate

6. Assumes 1% pre-tax interest income

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Earth Summary Financials (1)

Summary P&L; Revised Management Case

Summary P&L

MM, except per share amounts

Management Forecast Projected

2011E 2012E 2013E 2014E 2015E

Revenue $1,140 $1,206 $1,281 $1,364 $1,456

Revenue Growth 14% 6% 6% 6% 7%

Adj. EBITDA $305 $332 $359 $389 $419

Adj. EBITDA Growth 14% 9% 8% 8% 8%

Adj. EBITDA Margin 27% 28% 28% 29% 29%

(2)	130 152 174 197 222

EBIT

(3)	(51) (47) (42) (35) (28)

Less Net Interest Expense

(4)	24 25 27 29 31

Plus Stock-Based Compensation

(4)	11 10 9 6 0

Plus Non-Cash Interest Expense

(5)	99 99 99 99 99

Plus Non-Cash Acquisition Amortization

Adj. EBT $213 $239 $266 $296 $324

Less Taxes (84) (94) (105) (117) (128)

Normalized Tax Rate 39.5% 39.5% 39.5% 39.5% 39.5%

Adj. Net Income $129 $145 $161 $179 $196

Net Income Growth 15% 12% 11% 11% 9%

(6)	124.0 124.0 124.0 124.0 124.0

Non-GAAP FDSO

Adj. EPS $1.04 $1.17 $1.30 $1.44 $1.58

EPS Growth 13% 12% 11% 11% 9%

Notes

1. Per management guidance

2. EBITDA less D&A and SBC

3. Assumes $949MM of financial debt (excludes data sublicense obligation of $40.3MM) and $99MM of cash as of 12/31/10, 7.5% total GAAP interest expense rate, $100MM annual debt paydown ($50MM paydown in 2011) and cash grown at levered FCF assuming 1% pre-tax interest income

4. Based on Wall Street research (SBC ~2% of Revenue)

5. Per management guidance

6. Per management guidance in FY2010 and Q1 2011 press releases; includes options on a gross basis

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Earth Summary Financials (cont’d) (1)

Cash Flow Statement and Balance Sheet Items; Revised Management Case

Cash Flow Statement

$MM

Management Forecast Projected

2011E 2012E 2013E 2014E 2015E

Adj. Net Income $129 $145 $161 $179 $196

(2)	52 55 59 64 67

D&A ex. Acquisition Amortization

(2)	(50) (55) (55) (55) (58)

CapEx

Acquisition (41) 0 0 0 0

(2)	(4) (7) (8) (9) (10)

Change in Working Capital

(3)	(8) (8) (8) (8) (8)

Data Sublicense

LFCF $78 $130 $150 $172 $188

Cumulative LFCF $78 $208 $358 $530 $718

Balance Sheet Items

$MM

Management Forecast Projected

2011E 2012E 2013E 2014E 2015E

(4)	$899 $799 $699 $599 $499

Total Financial Debt

(5)	($52) ($49) ($44) ($37) ($32)

Total Interest Expense

Beginning Cash $99 $127 $158 $207 $279

(6)	28 30 50 72 88

Change in Cash

Ending Cash $127 $158 $207 $279 $367

(6)	1 1 2 2 3

Interest Income

Net Interest Expense ($51) ($47) ($42) ($35) ($28)

Notes

1. Per management guidance

2. Based on Wall Street research (Total D&A including $99MM of transaction amortization ~13% of Revenue, Capex ~4% of Revenue, Change in working capital based on projected Accounts Receivables balance) 3. $7.5MM annually per H&F guidance

4. Assumes $50MM paydown in 2011 and $100MM annual debt paydown thereafter (excludes data sublicense obligation of $40.3MM)

5. Assumes 7.5% total GAAP interest expense rate

6. Assumes 1% pre-tax interest income

Project Space

CONFIDENTIAL & PRELIMINARY

SUPPLEMENTAL MATERIALS

Weighted Average Cost of Capital Calculations

Earth WACC—10 Yr Avg 10 Year US Treasury

$MM, except per share amounts

Share Price $14.88

FDSO (MM) 115.8

Market Value of Equity $1,723

(1)	$987

Total Debt

Total Capital $2,710

Equity / Capital 63.6%

Debt / Capital 36.4%

Cost of Debt:

(2)	4.8%

Cost of Debt

(3)	39.5%

Tax Rate

After-tax Cost of Debt 2.90%

Cost of Equity:

Risk Free Rate, 10 Year Average 4.1%

Barra Predicted Beta 1.20

Market Risk Premium 4.0%—6.0%

(4)	8.9%—11.3%

Cost of Equity:

WACC 6.7%—8.2%

Risk Free Rate

U.S. Treasury Overview

10-Yr

Current (5/23/11) 3.2%

MSER Proj. Yr. End 4.0%

10-Year Average 4.1%

Notes

1. Includes unamortized OID

2. Weighted average cost of debt based on current bank debt and interest rates

3. Assumed per management guidance

4. Based on Capital Asset Pricing Model